SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                                --------------------
                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 1999

BORG-WARNER AUTOMOTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                      1-12162                       13-3404508
-----------                   ------------                  -----------
(State or Other               (Commission File Number)      IRS Employer
Jurisdiction of                                             Identification
Incorporation)                                              Number

200 South Michigan Avenue, Chicago, Illinois, 60604
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:    (312) 322-8500

Item 5.  Other Events.

     On February 16, 1999, Borg-Warner Automotive, Inc. announced that it had received clearance from the German merger control authority to proceed with the acquisition of Kuhlman Corporation.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99.1) Borg-Warner Automotive, Inc. Press Release dated February 16, 1999.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 18, 1999


                                   BORG-WARNER AUTOMOTIVE, INC.


                              By:   /s/ Vincent M. Lichtenberger
                                   -----------------------------
                              Name: Vincent M. Lichtenberger
                              Title: Assistant Secretary